As amended
July 13, 2001

2001 Incentive and Non-Statutory Stock Option Plan
of
THE J. JILL GROUP, INC.

TABLE OF CONTENTS

SECTION 1	PURPOSE
SECTION 2	ADMINISTRATION
2.1	The Committee.
2.2	Powers of the Committee.
SECTION 3	STOCK
3.1	Stock to be Issued.
3.2	Expiration, Cancellation or Termination of Option.
3.3	Limitation on Grants.
SECTION 4	ELIGIBILITY
4.1	Persons Eligible.
4.2	Greater-Than-Ten-Percent Stockholders.
4.3	Maximum Aggregate Fair Market Value.
4.4	Option Grants to Eligible Directors.
SECTION 5	TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE
5.1	Termination of Employment.
5.2	Death or Retirement of Optionee.
SECTION 6	TERMS OF THE OPTION AGREEMENTS
6.1	Expiration of Option.
6.2	Exercise.
6.3	Purchase Price.
6.4	Transferability of Options.
6.5	Rights of Optionees.
6.6	Repurchase Right.
6.7	"Lockup" Agreement.
SECTION 7	METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE
7.1	Method of Exercise.
7.2	Payment of Purchase Price.
SECTION 8	CHANGES IN COMPANY’S CAPITAL STRUCTURE
8.1	Rights of Company.
8.2	Recapitalization, Stock Splits and Dividends.
8.3	Merger without Change of Control.
8.4	Sale or Merger with Change of Control.
8.5	Adjustments to Common Stock Subject to Options.
8.6	Miscellaneous.
SECTION 9	GENERAL RESTRICTION
9.1	Investment Representations.
9.2	Compliance with Securities Laws.
9.3	Employment Obligation.
9.4	Withholding Tax.
SECTION 10	AMENDMENT OR TERMINATION OF THE PLAN
SECTION 11	NONEXCLUSIVITY OF THE PLAN
SECTION 12	EFFECTIVE DATE AND DURATION OF THE PLAN

2001 Incentive and Non-Statutory Stock Option Plan
of
The J. Jill Group, Inc.

Section 1. Purpose

             This 2001 Incentive and Non-Statutory Stock Option Plan (the “Plan”) of The J. Jill Group, Inc. (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company, and any parent or subsidiary of the Company, and for certain other individuals providing services to or acting as directors of the Company or any such parent or subsidiary.  The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Non-Statutory stock options ("Non-Statutory Options") under the Plan which afford such executives, key employees or other individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock.  The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention.  The terms "parent" and "subsidiary" shall have the respective meanings set forth in Section 424 of the Code.

Section 2. Administration

             2.1 The Committee.  The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Board") or another committee consisting of at least two members of the Company's Board (in either case, the "Committee").  None of the members of the Committee shall be an officer or other employee of the Company.  It is the intention of the Company that the members of the Committee shall each be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "Outside Director ” (as such term is defined below), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a "Non-Employee Director" or "outside director."  Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.  Action by the Committee shall require the affirmative vote of a majority of all members thereof.  The term “Outside Director” as used in the Plan (1) shall mean a director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliate”), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliate’s taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director, and (2) shall be determined, and amended where necessary, in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

             2.2 Powers of the Committee.  Subject to the terms and conditions of the Plan, the Committee shall have the power:

             (a)         To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

             (b)        To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan.  In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.  All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and optionees;

             (c)         To make, in its sole discretion, changes to any outstanding option granted under the Plan, including:

                           (i)             to accelerate the vesting schedule; or

                           (ii)             to extend the expiration date;

provided, however, that the Committee shall not have the power to reprice any options issued under the Plan, whether by reducing their exercise price or canceling them and issuing replacement options in their stead.

             (d)             Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

Section 3. Stock

             3.1 Stock to be Issued.  The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, $.01 par value (the "Common Stock"), or shares of the Company's Common Stock held in treasury.  The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 1,000,000 shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

             3.2 Expiration, Cancellation or Termination of Option.  Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan.

             3.3 Limitation on Grants.  In no event may any person be granted options under the Plan in any calendar year to purchase more than 250,000 shares of Common Stock.  The number of shares of Common Stock issuable pursuant to an option granted under the Plan that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in the calendar year of grant.

Section 4. Eligibility

             4.1 Persons Eligible.  Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or any parent or subsidiary of the Company.  Non-Statutory Options may be granted to officers or other employees of the Company or any parent or subsidiary of the Company, and to members of the Board and consultants or other persons who render services to the Company or any such parent or subsidiary (regardless of whether they are also employees), provided, however, that options may be granted to members of the Board who are not employees of the Company or any such parent or subsidiary ("Eligible Directors") only as provided in Section 4.4.

             4.2 Greater-Than-Ten-Percent Stockholders.  Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 425 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

             4.3 Maximum Aggregate Fair Market Value.  The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

             4.4 Option Grants to Eligible Directors.

             (a)             Relation to Prior Plans.  After the date of the meeting of stockholders at which this Plan is approved, the provisions of this Section 4.4 shall supersede those of Section 4.4 of the Company’s Amended and Restated 1993 Incentive and Non-Qualified Stock Option Plan.

             (b)             Grant of Options.

                           (i)             On the date each new Eligible Director first joins the Board, such Eligible Director shall automatically be granted a Non-Statutory Option to purchase 20,000 shares of Common Stock.  Such Non-Statutory Option shall be immediately vested in full unless otherwise determined by the Committee prior to the grant of such Non-Statutory Option.

                           (ii)             On the date of each annual meeting of the Company's stockholders or special meeting in lieu thereof, each Eligible Director who has served for at least six months and continues to serve at that meeting shall automatically be granted a Non-Statutory Option to purchase 7,500 shares of Common Stock.  Such Non-Statutory Option shall be immediately vested in full.

             (c)             Purchase Price.  The purchase price per share of Common Stock under each Non-Statutory Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Non-Statutory Option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

             (d)             Expiration.  Each Non-Statutory Option granted to an Eligible Director under this Section 4.4 shall expire on the tenth anniversary of the date of grant.

Section 5. Termination of Employment or Death of Optionee

             5.1 Termination of Employment.  Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

             (a)             the date of expiration thereof;

             (b)             immediately upon the termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) for cause (as determined by the Company or such parent or subsidiary); or

             (c)             thirty days after the date of termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) without cause or voluntarily by the optionee;

provided, that Non-Statutory Options granted to persons who are not employees of the Company (or any parent or subsidiary of the Company) need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (b) and (c) above.

             An employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company (or any such parent or subsidiary).  Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be determined by the Committee at the time thereof.  As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company (or any parent or subsidiary of the Company) are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the business of the Company (or any such parent or subsidiary) or on the optionee's ability to perform services for the Company (or any such parent or subsidiary), including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company (or any such parent or subsidiary) or any affiliate of the Company (or any such parent or subsidiary).

             5.2 Death or Retirement of Optionee.  In the event of the death of the holder of an option that is subject to clause (b) or (c) of Section 5.1 above prior to termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death.  After the death of the optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option at the time of his death.

             If, before the date of the expiration of an option that is subject to clause (b) or (c) of Section 5.1 above, the optionee shall be retired in good standing from the Company for reasons of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or ninety (90) days after the date of such retirement.  In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which he was entitled to exercise such option immediately prior to such retirement.

Section 6. Terms of the Option Agreements

             Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Committee shall from time to time deem appropriate.  Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code.  The shares of stock issuable upon exercise of an option by any executive officer, director or beneficial owner of more than ten percent of the Common Stock of the Company may not be sold or transferred (except that such shares may be issued upon exercise of such option) by such officer, director or beneficial owner for a period of six months following the grant of such option.

             Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

             6.1 Expiration of Option.  Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in Section 5 of this Plan.

             6.2 Exercise.  Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

             6.3 Purchase Price.  The purchase price per share under  each option shall be determined by the Committee at the time the option is granted; provided, however, that the option price of any option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of the grant of an Incentive Stock Option to a greater-than-ten-percent stockholder).  For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, the mean of the bid and asked prices per share on the date of grant of the option or, if the Common Stock is not traded over the counter, the fair market value as determined by the Committee.

             6.4 Transferability of Options.  Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him/her.

             6.5 Rights of Optionees. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered the shares to the optionee.

             6.6 Repurchase Right.  The Committee may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Committee all or any number of shares purchased upon exercise of such option.  The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the option for the shares subject to repurchase is granted.  In the event the Committee shall grant options subject to the Company's repurchase option, the certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

             6.7 "Lockup" Agreement.  The Committee may in its discretion specify upon granting an option that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

Section 7. Method of Exercise, Payment of Purchase Price

             7.1 Method of Exercise.  Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

             7.2 Payment of Purchase Price.  Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Committee; (ii) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; and provided further that the Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or (iii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1247(d) of the Code) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.  As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

Section 8. Changes in Company’s Capital Structure

             8.1 Rights of Company.  The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any  sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

             8.2 Recapitalization, Stock Splits and Dividends.  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall automatically be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his option in full immediately prior to such event; and (ii) the number and class of shares set forth in Sections 3.1, 3.3 and 4.4 shall be adjusted by substituting therefor that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

             8.3 Merger without Change of Control.  After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option was exercisable.

             8.4 Sale or Merger with Change of Control.  If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of the Company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the  effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee; or (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition, provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

             8.5 Adjustments to Common Stock Subject to Options.  Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of  rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

             8.6 Miscellaneous.  Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive.  No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

Section 9. General Restriction

             9.1 Investment Representations.  The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

             9.2 Compliance with Securities Laws.  The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provisions of any law or regulation of any governmental authority.  In addition, in  connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required.  Any determination in this connection by the Committee shall be final, binding and conclusive.  In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

             The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares.  The Company shall not be obligated to take any other affirmative action in  order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

             9.3 Employment Obligation.  The granting of any option shall not impose upon the Company (or any parent or subsidiary of the Company) any obligation to employ or continue to employ any optionee; and the right of the Company (or any such parent or subsidiary) to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him/her.

             9.4 Withholding Tax.  Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

Section 10. Amendment or Termination of the Plan

             The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, except that (i) the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 8 hereof, without the consent of the stockholders of the Company, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

Section 11. Nonexclusivity of the Plan

             Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without  limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

Section 12. Effective Date and Duration of the Plan

             The Plan shall become effective upon its adoption by the Board of Directors, provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board.  No option may be granted under the Plan after the tenth anniversary of the effective date.  The Plan shall terminate (i) when the total amount of Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Section 10 hereof, whichever shall first occur.